PROXY












                            HORMEL FOODS CORPORATION
                                AUSTIN, MINNESOTA



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS





To The Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of Hormel Foods Corporation, a Delaware corporation, will be held in the Richard L.
Knowlton Auditorium of the Austin High School, Austin, Minnesota, on Tuesday, January 26, 1999, at 8:00 p.m. for the following purposes:

1. To elect a board of 14 directors for the ensuing year.

2. To vote on ratification of appointment, by the Board of Directors, of Ernst & Young as independent auditors for the fiscal year which will end October 30, 1999.

3. To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed December 7, 1998, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.


                                              By order of the Board of Directors

                                                                     T. J. LEAKE
                                                                       Secretary

December 30, 1998

                            HORMEL FOODS CORPORATION
                                 1 HORMEL PLACE
                             AUSTIN, MINNESOTA 55912





                                 PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on January 26, 1999. The shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the meeting. If no directions are specified, the shares will be voted for the election of directors recommended by the Board of Directors, and for the appointment of Ernst & Young as independent auditors for the next fiscal year. Any person giving a proxy may revoke it at any time before it is exercised by contacting the Secretary of the Company.

    The expenses of soliciting proxies will be paid by the Company. If it appears necessary or advisable, proxies may be solicited at Company expense personally, or by telephone or telecopy, by directors, officers and other employees who will not receive additional compensation. The Company will also reimburse brokerage firms, and other custodians, nominees and fiduciaries, for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners. Your cooperation in promptly signing and returning the enclosed proxy will help to avoid additional expense.

    The Company had 73,495,146 shares of Common Stock outstanding as of December 7, 1998. Each share of stock is entitled to one vote. The Company has no other class of shares outstanding. Only common stockholders of record at the close of business as of December 7, 1998, are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Shares represented by abstentions are counted in the same manner as shares submitted with a "withheld" or "no" vote in tabulations of the votes cast on proposals presented to stockholders, whereas shares represented by broker nonvotes are deemed not present, and therefore, not counted for purposes of determining whether a proposal has been approved. This proxy statement and form of proxy are being mailed to stockholders on or about December 30, 1998.


                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Any stockholder intending to present a proposal at the Annual Meeting of Stockholders to be held in 2000 must arrange to have the proposal delivered to the Company not later than September 1, 1999, in order to have the proposal considered for inclusion in the proxy statement and the form of proxy for that meeting.

    Additionally, the Company's Bylaw 5 provides certain requirements which must be met in order for a stockholder to bring any business or nominations for election as Directors for consideration at the annual meeting of stockholders, whether or not the business or nomination is requested to be included in the proxy statement and proxy. Those requirements include a written notice to the Secretary of the Company to be received at the Company's principal executive offices at least ninety (90) days before the date that is one year after the prior year's annual meeting. Management intends to use its discretionary proxy authority to vote against any stockholder proposal for which such notice is not provided. For business or nominations intended to be brought to the Annual Meeting of Stockholders to be held in 2000, that date is October 27, 1999.

                              ELECTION OF DIRECTORS

    It is intended that the persons named as proxies in the enclosed proxy will vote for the election of the 14 nominees named below to hold office as directors until the next Annual Meeting of Stockholders and until their successors are elected and qualify. In the event any of such nominees should become unavailable for any reason, which the Board of Directors does not anticipate, it is intended that the proxies will vote for the election of such substitute persons, if any, as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast. The fourteen candidates receiving the highest number of votes will be elected.


                                                 NOMINEES FOR DIRECTORS

                                   Principal                                       Year
                                   Occupation                                      First
                                   and Five Year                                   Became a
Name                       Age     Business Experience                             Director

JOHN W. ALLEN, Ph.D.       68      Professor and Director of the Food                1989
                                   Industry Alliance,Michigan State University

JOHN R. BLOCK              63      President, Food Distributors International;       1997
                                   Farming Partnership with son; Former United
                                   States Secretary of Agriculture

ERIC A. BROWN*             52      Group Vice President Prepared Foods Group         1997
                                   since 1997; Senior Vice President, Meat
                                   Products 1993 to 1997; Vice President,
                                   Grocery Products 1987 to 1993

WILLIAM S. DAVILA          67      President Emeritus of The Vons Companies,Inc.     1993

DAVID N. DICKSON*          55      Group Vice President, International and           1990
                                   Corporate Development

E. PETER GILLETTE,JR.      64      Retired President, Piper Trust Company;           1996
                                   President, Piper Trust Company from 1995
                                   to 1998; Commissioner of Minnesota's Depart-
                                   ment of Trade and Economic Development from
                                   1991 to 1995; Former Vice Chairman, Norwest
                                   Corporation

LUELLA G. GOLDBERG        61       Trustee Emerita, Wellesley College; Life         1993
                                   Director, Minnesota Orchestral Association;
                                   Senior Vice President, University
                                   of Minnesota Foundation; Member, Board of
                                   Overseers, University of Minnesota Carlson
                                   School of Management; Chair, Board of Trustees,
                                   University of Minnesota Foundation, 1996 to
                                   1998; Trustee, Wellesley College, 1978 to
                                   1996; Chair, Board of Trustees, Wellesley
                                   College,  1985 to 1993; Acting President,
                                   Wellesley   College,   July  1,  1993  to
                                   October 1, 1993

DON J. HODAPP*            60       Executive Vice President and Chief Financial     1986
                                   Officer

JOEL W. JOHNSON*          55       Chairman, President and Chief Executive          1991
                                   Officer since 1995; President and Chief
                                   Executive Officer, 1993 to 1995; President
                                   and Chief Operating Officer, 1993; President,
                                   1992 to 1993

GERALDINE M. JOSEPH       75       Chair, Advisory Committee, Hubert H.           1974-1978
                                   Humphrey Institute of Public Affairs;
                                   Director, Minnesota International Center;
                                   Senior Fellow Emerita, Hubert H. Humphrey        1981
                                   Institute of Public Affairs; Director,
                                   German Marshall Fund of the U.S., 1989 to
                                   1997; Former United States Ambassador to the
                                   Netherlands

STANLEY E. KERBER*        61       Group Vice President, Meat Products Group        1990

JOSEPH T. MALLOF          47       President, Americas and South Asia, S.C.         1997
                                   Johnson & Sons, Inc. since 1998; President,
                                   North American Consumer Products, S.C.
                                   Johnson & Son, Inc. 1997 to 1998; Executive
                                   Vice President, North American Consumer
                                   Products, S.C. Johnson & Son, Inc. 1995-1997;
                                   Vice President and General Manager, Laundry
                                   and Paper Products, Japan, Procter & Gamble,
                                   Inc. 1991-1995

GARY J. RAY*              52       Executive Vice President of Operations           1990

ROBERT R. WALLER,M.D.     61       Professor of Ophthalmology, Mayo Medical         1993
                                   School; President and Chief Executive Officer,
                                   Mayo Foundation 1988 to 1998; President
                                   Emeritus, Mayo Foundation since 1999; Executive
                                   Committee Chair, Board of Trustees, Mayo
                                   Foundation 1988 to 1998; Chair, Mayo Foundation
                                   for Medical Education and Research 1988 to 1998

     *Messrs. Brown, Dickson, Hodapp, Johnson, Kerber, and Ray are members of the Executive Committee of the Board of Directors.

     Dr. Allen is a member of the Board of Directors of Alliance Associates, Inc., Coldwater, Michigan.

     Mr. Block is a member of the Board of Directors of Deere & Company, Moline, Illinois, and Archer-Daniels-Midland
Company, Decatur, Illinois.

     Mr. Davila is a member of the Board of Directors of Wells Fargo Bank, San Francisco, California, and Pacific Gas and Electric, San Francisco, California.

     Mrs. Goldberg is a member of the Board of Directors of Reliastar Financial Corporation, and TCF Financial Corporation, all of Minneapolis, Minnesota, and of Communications Systems, Inc., Hector, Minnesota.

     Mr. Johnson is a member of the Board of Directors of Meredith Corporation, Des Moines, Iowa, and Ecolab Inc., St. Paul, Minnesota.

    No family relationship exists between any of the nominees for director of the Company.


                            COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive a retainer of $25,000 and $1,200 for attendance at each Board Meeting. In addition, a fee of $1,000 is paid for attendance at committee meetings. The Chairpersons of the Audit, Compensation, and Nominating Committees each receive an additional $2,000 per year. Additionally, each February 1, each nonemployee director receives a grant of 2,000 options with an exercise price equal to the fair market value of one share of Common Stock on the date of grant, and an award of $5,000 worth of Restricted Shares. Directors who are employees of the Company receive $100 for each Board Meeting they attend, which has remained unchanged since 1934.


                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    The Board of Directors met seven times during the last fiscal year. Six of these meetings were regularly scheduled meetings, and one was a special meeting.

    The Company has Audit, Personnel, Compensation, Nominating, and Employee Benefits Committees of the Board of Directors.

     The Audit Committee members are Mrs. Joseph, Chairperson, Dr. Allen, Mr. Davila, and Mr. Block. The Committee met three times during the last fiscal year. The Audit Committee reviews the arrangement and scope of the audit, reviews the activities and recommendations of the Company's internal auditors, considers comments by the independent accountants with respect to the adequacy of internal control procedures and the consideration given or the corrective action taken by management, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews nonaudit services provided by the Company's independent accountants.

     The Company has a Personnel Committee consisting of Mr. Johnson, Chairperson, Dr. Allen, Mr. Mallof, and Dr. Waller. This Committee deals, among other things, with matters of management positions and the succession of management. The Committee met once during the last fiscal year.

     The  Company  has  a  Compensation  Committee  consisting  of  Mr.  Davila,
Chairperson, Mr. Gillette, and Mr. Mallof. The primary function of this Committee is to establish compensation arrangements for all officers of the Company and other senior management personnel. The Committee met twice during the last fiscal year. The Company has a Nominating Committee, consisting of Dr. Waller, Chairperson, Mr. Block, Mrs. Goldberg, Mr. Johnson, and Mrs. Joseph. Board of Directors nominees are proposed by the Nominating Committee, which will consider nominees recommended by stockholders. Stockholder recommendations should be sent to the Secretary of the Company for forwarding to the Nominating Committee. The Committee met once during the last fiscal year.

     The Company has an Employee Benefits Committee, consisting of Mr. Hodapp, Chairperson, Mr. Dickson, Mr. Gillette, and Mrs. Goldberg. The Committee oversees the Company's benefit policies, the investment management of pension funds, the adequacy of benefit reserves and controls, and compliance with pertinent laws and regulations. The Committee met six times during the last fiscal year.


                             PRINCIPAL SHAREHOLDERS

    Information as to the persons or groups known by the Company to be beneficial owners of more than five percent of the Company's voting securities, as of October 31, 1998, is shown below:

                  Name and Address                Amount              Percent
Title of Class    of Beneficial Owner        Beneficially Owned       of Class

Common Stock      The Hormel Foundation(1)       32,031,361            43.58%
                  501 16th Avenue NE
                  Austin, MN 55912


     (1)The Hormel Foundation holds 2,541,331 of such shares as individual owner and 29,490,030 of such shares as trustee of various trusts. The Hormel
     Foundation, as trustee, votes the shares held in trust. The Hormel Foundation has a remainder interest in all of the shares held in trust. The remainder interest consists of corpus and accumulated income in various trusts which are to be distributed when the trusts terminate upon the death of designated beneficiaries, or upon the expiration of twenty-one years after the death of such designated beneficiaries.

     The Hormel Foundation was converted from a private to a public foundation on December 1, 1980. The Certificate of Incorporation and Bylaws of the Foundation provide for a Board of Directors, a majority of whom represent nonprofit agencies to be given support by the Foundation. Each member of the Hormel Foundation has equal voting rights.

Members of The Hormel Foundation are: Chairman, Richard L. Knowlton, retired Chairman of the Board of Hormel Foods; Jerry A. Anfinson, Certified Public Accountant, Austin; Mahlon S. Krueger, United Way of Mower County, Inc.; Donald
R. Brezicka, St. Olaf Hospital Administrator, representing the St. Olaf Hospital Association, Austin; Don J. Hodapp, Executive Vice President and Chief Financial Officer of Hormel Foods; Kermit F. Hoversten, Attorney, representing the City of Austin; William R. Hunter, retired Executive Vice President of Hormel Foods; James G. Huntting, Jr., retired President of Huntting Elevator Company of
Austin; Joel W. Johnson, Chairman, President and Chief Executive Officer of Hormel Foods; James R. Mueller, Executive Director, Cedar Valley Rehabilitation Workshop, Inc., Austin; J. Doug Myers, representing the Austin Public Education Foundation Inc.; Raymond B. Ondov, Attorney, Austin; Mark T. Bjorlie, Executive Director, Young Men's Christian Association, Austin; Gary J. Ray, Executive Vice President of Hormel Foods; H. O. Schmid, Director, Hormel Institute, Austin, representing the University of Minnesota; Robert J. Thatcher, retired Treasurer of Hormel Foods, representing the Austin Community Scholarship Committee; and Ed
C. Wilson, Jr., Officer in Charge, The Salvation Army of Austin.



                        SECURITY OWNERSHIP OF MANAGEMENT

    Information as to beneficial ownership of the Company's equity securities by directors, nominees, and executive officers of the Company as of October 31, 1998, is shown below:

                  Name of                          Amount              Percent
Title of Class    Beneficial Owner           Beneficially Owned (1)    of Class

Common Stock      John W. Allen (2)             10,318                     *

Common Stock      John R. Block (2)              1,512                     *

Common Stock      Eric A. Brown (2)(3)(5)      140,754                     *

Common Stock      William S. Davila (2)         13,677                     *

Common Stock      David N. Dickson (2)(5)       93,282                     *

Common Stock      E. Peter Gillette, Jr. (2)     3,861                     *

Common Stock      Luella G. Goldberg (2)        15,204                     *

Common Stock      Don J. Hodapp(2)(3)(4)(5)    256,499                     *

Common Stock      Joel W. Johnson(2)(4)(5)     398,255                     *

Common Stock      Geraldine M. Joseph(2)(3)      8,576                     *

Common Stock      Stanley E. Kerber(2)(3)(5)   148,085                     *

Common Stock      Joseph T. Mallof (2)           1,792                     *

Common Stock      Gary J. Ray(2)(3)(4)(5)      238,071                     *

Common Stock      Robert R. Waller, M.D. (2)     7,083                     *

Common Stock      All Directors and (5)(6)   2,260,829                     3.08%
                  Executive Officers as a Group
     (1)Except as  otherwise  indicated  and  subject  to  applicable  community property and similar statutes,  the persons listed as beneficial owners of the  shares of the  Company's  Common  Stock  have sole  voting  and investment  power with respect to said shares.  Holdings are rounded to the nearest full share.

     (2)The  total  number  of  shares  of  the  Company's  Common  Stock
         beneficially   owned  by  the  following   persons  includes  the
         following  number of shares  subject to  immediately  exercisable options:  Dr.  Allen -  7,000;  Mr.  Block - 1,000;  Mr.  Brown -
         110,000; Mr. Davila - 6,000; Mr. Dickson - 80,000; Mr. Gillette -
         2,000; Mrs. Goldberg - 4,000; Mr. Hodapp - 184,000; Mr. Johnson -
         380,000;  Mrs. Joseph - 5,000; Mr. Kerber - 90,000;  Mr. Mallof -
         1,000; Mr. Ray - 184,000; and Dr. Waller - 6,000.

     (3)The total number of shares of the Company's Common Stock beneficially owned by the following nominees for election as directors includes the following number of shares of the Company's Common Stock beneficially owned by members of their respective households: Mr. Brown - 1,100; Mr.
         Hodapp - 19,069;  Mrs. Joseph - 19; Mr. Kerber - 35,966;  and Mr. Ray -
         1,164.

     (4)Does not include any shares owned by The Hormel Foundation, of which Mr.
         Johnson, Mr. Ray, and Mr. Hodapp are members.

     (5)Shares listed as beneficially owned include, where applicable, shares allocated to participants' accounts under the Hormel Tax Deferred
         Investment Plan 401(k)A and the Company's Founders' Fund Plan, and a pro-rata share of unallocated shares held in the Company's Joint
         Earnings Profit Sharing Trust for the benefit of participants.

     (6)As of October 31, 1998, all directors and executive officers as a group owned beneficially 1,804,293 shares subject to immediately exercisable options.

*   Less than one percent.

                             EXECUTIVE COMPENSATION

             Compensation Committee Report on Executive Compensation

    The Compensation Committee (the "Committee") consists exclusively of nonemployee directors, and is responsible for setting and administering the policies that govern the compensation of executive officers of the Company, including the five executive officers named in this proxy statement. The Committee also administers the Company's stock option plans, Operators' Share Incentive Compensation Plan, and Long-Term Incentive Plan.


Philosophy/Objectives

    The Committee's objective is to attract and retain the most highly qualified executive officers in a manner which provides incentives to create stockholder value. This objective is accomplished by establishing compensation which is calculated to attract and retain the best management talent available while at the same time providing both significant risk and opportunity for reward based on Company performance.

    Executive officer Annual Compensation as related in the Summary Compensation Table on page 11 consists of salary and formula bonus determined by Company earnings under the Company's Operators' Share Incentive Compensation Plan. Long Term Compensation is provided by stock options and restricted shares which provide longer term compensation opportunities based on increases in the value of the Company's stock, and by the Company's Long Term Incentive Plan based on the Company's ranking in cumulative total shareholder return over a designated performance period compared to a pre-selected peer group. In its considerations, except as noted below, the Committee does not assign quantitative relative weights to different factors or follow mathematical formulae. Rather, the Committee exercises its discretion and makes a judgment after considering the factors it deems relevant. The Committee believes that it has set compensation at appropriate levels which reflect each executive's contribution to achieving the Company's goals and in a manner that ties the executive's earning opportunity to the welfare of the Company's stockholders.

    In the Committee's view, it is in the Company's best interest to offer compensation opportunities which enable the Company to compete with other American industrial companies for the most effective talent available. However, it is also the Committee's view that such opportunities should involve compensation which is significantly "at risk" to the fortunes of the Company. For that reason, while total Annual Compensation is targeted to place an executive's total compensation at the 75th percentile of the compensation reported by a consultant retained by the Company as described below, the proportion of formula bonus in the compensation mix will generally increase as the executive officer's responsibilities and compensation increase. In the case of the five executive officers named in the Summary Compensation Table, the formula bonus exceeds salary for each of the reported years.

Executive Officer Annual Compensation:Salary and Operators' Share Incentive Plan

    Salary is the weekly cash payment which is assured to the executive officer as part of the employment relationship.

    The formula bonus determined by Company earnings under the Company's Operators' Share Incentive Compensation Plan, variations of which have been used by the Company for many years, is an amount equal to the after tax earnings per share reported by the Company at fiscal year end on the Company's Common Stock multiplied by a designated number of assumed shares ("Operators' Shares"). Whenever a cash dividend is declared on the Company's Common Stock, a Plan participant will be paid the amount of such per share dividend multiplied by the number of Operators' Shares held by the participant on the dividend record date at the same time the dividend is paid to stockholders ("Dividend Equivalent"). After the end of each fiscal year of the Company, each participant will receive a payment equal to the number of Operators' Shares held by the participant on the last day of the fiscal year multiplied by the Company's after-tax net earnings per share, minus all Dividend Equivalents paid to or due to the participant on account of dividends declared during such fiscal year. Operators' Shares do not constitute any form of equity ownership in the Company, and are limited to a method for calculating compensation.

    The level of salary and number of Operators' Shares is determined annually in the following manner in the case of each executive officer.

    Each executive officer position has been rated based on evaluation criteria provided by Hay Consulting Group, an independent nationally recognized management compensation firm ("Consultant"). The Consultant has rated the Chief Executive Officer ("CEO") position and, with input from the CEO, has rated the major officer positions reporting directly to the CEO, including all executive officers named in the Summary Compensation Table. Other executive positions within the Company are rated by a job evaluation committee currently comprising the Company's two Executive Vice Presidents, a Group Vice President, and the Company's Vice President of Human Resources, utilizing the Consultant as a resource.

    The ratings of each executive officer position are a measurement of job content expressed in numerical points, measuring qualitative attributes of the position using a methodology developed by the Consultant. The Consultant annually assigns a range of compensation values to those numerical ratings using Consultant's data base drawn from surveys of several hundred American companies in a variety of industries. The Committee has determined that it is appropriate and in the Company's best interest to set the policy guideline for Company compensation at the 75th percentile of the range of compensation provided by the Consultant for a given numerical rating. Once the level of compensation is established, the appropriate amount is provided through a combination of salary and Operators' Shares. A significant percentage of that compensation for all executive officers is provided by awarding Operators' Shares. For purposes of determining the number of Operators' Shares to be awarded, Operators' Shares are valued based on a three year average of Company earnings. The basic concept underlying Operators' Shares has been used by the Company since 1932 as a significant component of executive compensation. Compensation from Operators' Shares exceeded salary for each executive officer named in the Summary Compensation Table in each of the past three fiscal years.

    In addition to the salary and Operators' Shares described above, Annual Compensation has in past years included a discretionary cash bonus proposed by the CEO for a small group of executive officers which the Committee has the authority to accept or reject, and a bonus provided by the Committee for the CEO. This discretionary bonus has been superceded by the Long-Term Incentive Plan described below.


                   Executive Officer Long-Term Compensation:
                 Stock Option Plan and Long-Term Incentive Plan

    Acting as the Committee administering the Company's 1991 Key Employee Stock Option and Award Plan, the Committee reviews recommendations from the CEO for the grant of options or Restricted Shares to executive officers (other than the CEO) and other eligible recommended employees. The Committee's determination of option grants in fiscal year 1998 and in past years reflected in the Summary Compensation Table took into consideration the executive officer's past grants, compensation level, contributions to the Company during the last completed fiscal year, and potential for contributions in the future. (No Restricted Shares were awarded during fiscal year 1998.)

    Options are granted at the market price of the Company stock at date of grant, and provide compensation to the optionee only to the extent the market price of the stock increases between the date of grant and the date the option is exercised. Options are intended to provide long term compensation tied specifically to increases in the price of the Company's stock.

    The total number of options granted in each year, which may vary from year to year, bears a general relationship to the total number of options authorized by the Company's stockholders divided by the number of years in the term of the Plan under which the options are awarded. While options are generally awarded based on the influence an executive position is considered by the Committee to have on stockholder value, the number of options awarded may vary up or down from prior year awards based on the level of an individual executive officer's contribution to the Company in a particular year, based on the recommendation of the CEO.

    Company executive officers are eligible to participate in the "Hormel Foods Corporation Long-Term Incentive Plan". This Plan is designed to provide a small group of key employees selected by the Committee with an incentive to maximize stockholder value. In selecting participants, and the amount of cash incentive which can be earned by each participant, the Committee takes into account the nature of the services rendered by the employee, his or her present and potential contributions to the success of the Company and such other factors as the Committee deems relevant.

    Under the Long-Term Incentive Plan the Committee sets specific performance goals, which are based solely on cumulative total return to stockholders compared to preselected peer groups. Performance of the goals is expected to be measured over three years, but in no case less than 24 months, and is expected to be ranked against a peer group of companies selected by the Committee. The first awards under this Plan were made for an approximately three year performance period commencing November 1, 1996, and ending on the tenth day on which shares are traded on the New York Stock Exchange following October 30, 1999. At the end of the performance period, payment will be made for attainment of the specified goals based on the increase or decrease in market value of the Company stock, together with dividends deemed reinvested, ("Total Shareholder Return") during the performance period ranked against the Total Shareholder Return of the peer group companies.

                      Chief Executive Officer Compensation

    The cash compensation of the CEO is established by the Committee in generally the same way as cash compensation is determined for other executive officers, and the Committee employs generally the same criteria for option grants and Restricted Share awards as apply to other executive officers, taking into consideration the CEO's responsibility for the total enterprise. Based on information received from Hay Consulting Group, rating Mr. Johnson's position and comparing his annual cash compensation to cash compensation received by individuals in other companies in similar positions, the Committee awarded Mr. Johnson a salary increase of $2,569.23 per week and an increase of 35,000 Operators' Shares which he received in fiscal year 1998, and which is reflected in the Summary Compensation Table at page 11. The Committee granted Mr. Johnson the stock options reflected in the Summary Compensation Table at page 11. The Committee did not award Mr. Johnson any Restricted Shares in fiscal year 1998. While the salary component of Mr. Johnson's fiscal year 1998 cash compensation was predetermined for the year, the Operators' Shares formula bonus, comprising more than half of his fiscal year 1998 cash compensation, was determined by the Company's net earnings per share for fiscal year 1998 as explained under the heading "Executive Officer Annual Compensation: Salary and Operators' Share Incentive Plan" on the preceding page. In addition to salary and formula bonus under the Operators' Share Incentive Compensation Plan, as described above, Mr. Johnson is participating in the Company's Long-Term Incentive Plan, through an award granted to Mr. Johnson by the Committee in fiscal year 1997. The Committee has not granted Mr. Johnson any award under the Long-Term Incentive Plan in fiscal year 1998. Mr. Johnson's long-term compensation under the Stock Option Plan and Long-Term Incentive Plan, if any, will depend on the Company's stock price relative to the exercise price of each option granted, and on the attainment by the Company of the performance goals specified for the Long-Term Incentive Plan performance period for which the award was made.


Deductibility of Compensation Under Internal Revenue Code Section 162 (m)

    Section 162(m) of the Internal Revenue Code, adopted in 1993, imposes a $1 million cap, subject to certain exceptions, on the deductibility to a company of compensation paid to the five executive officers named in such company's proxy statement. The stockholders voted at the 1997 Annual Meeting of Stockholders to amend and approve the Company's 1991 Key Employee Stock Option and Award Plan to enable options granted under that Plan to qualify as deductible performance based compensation under Section 162(m), so that any compensation realized from the exercise of stock options would not be affected by Section 162(m). The stockholders voted at the 1998 Annual Meeting of Stockholders to approve the Company's Operators' Share Incentive Compensation Plan and the Company's Long-Term Incentive Plan for the purpose of qualifying those plans under Section 162(m). The Committee believes that compensation paid pursuant to those two Plans will be deductible, except for Dividend Equivalents paid under the Operators' Share Plan (which may not be deductible in full for any named executive officer in a given year). Additionally, cash compensation voluntarily deferred by the executive officers named in this proxy statement under the Company's Deferred Compensation Plans is not subject to the Section 162(m) cap until the year paid. Thus, compensation paid this fiscal year subject to the
Section 162(m) cap is not expected to exceed $1 million for any named executive officer. Therefore the Committee believes that the Company will not be subject to any Section 162(m) limitations on the deductibility of compensation paid to the Company's named executive officers for fiscal year 1998.

    The Committee continues to consider other steps which might be in the Company's best interests to comply with Section 162(m), while reserving the right to award future compensation which would not comply with the Section 162(m) requirements for nondeductibility if the Committee concluded that this was in the Company's best interests.




                                               THE COMPENSATION COMMITTEE

                                                   William S. Davila
                                                 E. Peter Gillette, Jr.
                                                    Joseph T. Mallof


                                               Summary Compensation Table

   The following table sets forth the cash and noncash compensation for each of the last three fiscal years earned by or awarded to the Chief Executive Officer and the four other most highly compensated executive officers of the Company:

                                                                                   Long Term Compensation
                                    Annual Compensation                            Awards               Payouts
                                                     Other
                                                     Annual        Restricted   Securities                      All
                                                     Compen-       Stock        Underlying        LTIP         Other
                                    Salary   Bonus   sation        Award(s)     Options/          Payouts      Compensa-
Name and Principal Position   Year  ($)(1)  ($)(2)   ($)(3)        ($)          SARs (#)(4)       ($)          tion ($)(5)(6)

Joel W. Johnson               1998  548,246 777,000     -          0            70,000            0            26,804
Chairman, President and       1997  418,000 550,550     -          0            -0-               0            19,464
Chief Executive Officer       1996  370,500 374,400     -          0            100,000           0            16,546

Don J. Hodapp                 1998  292,900 444,000     -          0            30,000            0            14,346
Executive Vice President,and  1997  261,300 343,200     -          0            -0-               0            12,427
Chief Financial Officer       1996  238,900 249,600     -          0            50,000            0            10,878

Gary J. Ray                   1998  239,900 388,500     -          0            30,000            0            12,361
Executive Vice President      1997  211,100 300,300     -          0            -0-               0            10,542
                              1996  197,300 218,400     -          0            50,000            0             9,388

Stanley E. Kerber             1998  190,500 342,250     -          0            15,000            0             9,526
Group Vice President          1997  181,700 264,550     -          0            -0-               0             8,795
                              1996  177,400 192,400     -          0            25,000            0             8,262

James W. Cole                 1998  224,000 296,000     -          0            10,000            0            11,213
Group Vice President          1997  196,400 228,800     -          0            -0-               0             9,476
                              1996  186,000 166,400     -          0            25,000            0             8,698



     (1)Includes director fee payments of $100 per meeting attended for each officer named in the table.

     (2)Includes payments under the Company's Operators' Share Incentive Compensation Plan as well as annual discretionary bonuses. No discretionary bonuses were paid in 1997 or 1998. The amounts shown in the Table include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plans, which permit participants to voluntarily defer receipt of all or part of the payments currently due to the participant under the Operators' Share Incentive Compensation Plan.

     (3)There was no Other Annual Compensation exceeding the lesser of $50,000 or 10% of total Annual Compensation in each of the years shown.

     (4)No SARs were awarded in 1996, 1997, or 1998.

     (5)The amount shown includes Company Joint Earnings Profit Sharing distributions which may be authorized by the Board of Directors in its discretion based on Company profits. The total amount of Company distributions declared available to all participants by the Board is allocated in the same proportion as each person's base weekly wage bears to the total base wage for all eligible persons. Payments to the executive officers named in the Table are calculated using the same proportional formula as is used for all eligible employees. Joint Earnings Profit Sharing distributions were for Mr. Johnson $25,954 in 1998, $18,614 in 1997, and $15,696 in 1996; for Mr. Hodapp $13,496 in
         1998,  $11,577 in 1997,  and  $10,028 in 1996;  for Mr. Ray  $11,086 in
         1998,  $9,307 in 1997,  and $8,284 in 1996;  for Mr.  Kerber  $8,676 in
         1998,  $7,945 in 1997,  and $7,412 in 1996; and for Mr. Cole $10,363 in
         1998, $8,626 in 1997, and $7,848 in 1996. "All Other Compensation" also includes Company matching payments of up to $200.00 under the Company's Founders' Fund Plan and up to $650.00 under the Hormel Tax Deferred Investment Plan A. Both of these matching payments, in the same amount, are available to all other eligible employees. Company matching payments were for Mr. Johnson $200 and $650 in 1998, $200 and $650 in 1997, and $200 and $650 in 1996; for Mr. Hodapp $200 and $650 in 1998,
         $200 and $650 in 1997,  and $200 and $650 in 1996; for Mr. Ray $200 and
         $650 in 1998, $200 and $650 in 1997, and $200 and $650 in 1996; for Mr.
         Kerber $200 and $650 in 1998,  $200 and $650 in 1997, and $200 and $650
         in 1996; and for Mr. Cole $200 and $650 in 1998, $200 and $650 in 1997,
         and $200 and $650 in 1996. For Mr. Ray "All Other Compensation" includes Company contributions to a disability insurance program which is available to all other eligible employees with benefits proportional to Annual Compensation. Mr. Ray received contributions of $425 in 1998, $385 in 1997 and $254 in 1996.

     (6)None of the named executive officers held any Restricted Stock at year end.



                                                  STOCK OPTIONS TABLE

   The following tables summarize option grants and exercises during 1998 to or by the Chief Executive Officer or the executive officers named in the Summary Compensation Table above, and the values of options granted during 1998 and held by such persons at the end of 1998.


                                         Option/SAR Grants in Last Fiscal Year
                                                     Potential Realizable Value at Assumed Annual
                  Individual Grants         Rates of Stock Price Appreciation for Option Term
   -----------------------------------------------------------------------------------------
                  Number            % of Total
                  of Securities     Options/SARs
                  Underlying        Granted to         Exercise
                  Options/SARs      Employees in       or Base Price   Expiration
Name              Granted(#)(0)     Fiscal Year         ($/Sh)          Date         5%($)          10%($)
-------------     ------------      ------------        -----------    ---------     --------      ------
Joel W. Johnson      70,000           17.28%             $29.3125     12/18/2007     1,290,413      3,270,160
Don J. Hodapp        30,000            7.41%             $29.3125     12/18/2007       553,034      1,401,497
Gary J. Ray          30,000            7.41%             $29.3125     12/18/2007       553,034      1,401,497
Stanley E. Kerber    15,000            3.70%             $29.3125     12/18/2007       276,517        700,749
James W. Cole        10,000            2.47%             $29.3125     12/18/2007       184,345        467,166




 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values (1)
                                                     Number of Securities         Value of Unexercised
                                                     Underlying Unexercised       In-the-Money
                                                     Options/SARs at              Options at Fiscal
                                                     Fiscal Year End (#)(4)       Year End($)(2)(3)(4)
                        Shares Acquired   Value      Exercisable/                 Exercisable/
   Name                  on Exercise(#) Realized ($) Unexercisable                Unexercisable

Joel W. Johnson               0           N/A           380,000/0                   3,339,375
Don J. Hodapp                 0           N/A           184,000/0                   1,595,375
Gary J. Ray                   0           N/A           184,000/0                   1,595,375
Stanley E. Kerber           20,000      $285,000         90,000/0                     745,314
James W. Cole               28,707      $464,695         96,293/0                     834,963

     (1)There are no outstanding SARs.

     (2)Unrealized value of in-the-money options at year end represents the aggregate difference between the market value at October 31, 1998 and the applicable exercise price.

     (3)The differences between market value and exercise price in the case of unrealized value accumulate over what may be, in many cases, several years.

     (4)There are no unexercisable options.

                                         LONG-TERM INCENTIVE PLAN AWARDS TABLE

   The following table summarizes awards under the Company's Long-Term Incentive Plan during 1998 to the Chief Executive Officer or the executive officers named in the Summary Compensation Table above.

                                 Long-Term Incentive Plan - Awards in Last Fiscal Year
                                                                               Estimated Future Payouts under Non-Stock
                                                                                          Price-Based Plans
(a)                           (b)                    (c)                   (d)           (e)        (f)
                                                     Performance
                              Number of              or Other
                              Shares, Units Period   Until
                              or Other               Maturation or         Threshold(6)  Target(6)   Maximum(6)
Name                          Rights ($)(1)          Payout (0)              ($)           ($)          ($)
Joel W. Johnson               0                      N/A                     N/A           N/A         N/A
Don J. Hodapp                 0                      N/A                     N/A           N/A         N/A
Gary J. Ray                   0                      N/A                     N/A           N/A         N/A
Stanley E. Kerber             0                      N/A                     N/A           N/A         N/A
James W. Cole                 0                      N/A                     N/A           N/A         N/A

(1) No awards were made during the fiscal year ending October 31, 1998.

                                  PENSION PLAN

   The Company maintains noncontributory defined benefit pension plans covering substantially all employees. Pension benefits for salaried employees are based upon the employee's highest five years of compensation (as described below) of the last 10 calender years of service and the employee's length of service. The Company also maintains a supplemental executive retirement plan that provides pension benefits calculated under the qualified defined benefit pension plan formula that exceed the annual benefit limitation for defined benefit plans qualifying under the Internal Revenue Code. Contingent on Mr. Johnson remaining employed with the Company until at least July 14, 2003, a Company-established plan will credit Mr. Johnson with deemed years of service for purposes of determining both the amount of and eligibility for retirement benefits under the Company's retirement plans. The following tabulation shows the estimated aggregate annual pension payable to an employee under the qualified defined benefit pension plan and the supplemental executive retirement plan upon normal retirement at the end of fiscal year 1998 at age 65 under various assumptions as to final average annual compensation and years of service, and on the assumptions that the retirement plans will continue in effect during such time without change and that the employee will select a single life annuity option. The pension benefits shown below reflect an integration with Social Security benefits.

Average Annual
Compensation                                                  Years of Service
                     15          20         25            30           35              40              45
$  250,000        $56,974     $75,966     $94,957      $113,949    $  132,940     $  151,932     $  170,923
$  500,000        $116,974    $155,966    $194,957     $233,949    $  272,940     $  311,932     $  350,923
$  750,000        $176,974    $235,966    $294,957     $353,949    $  412,940     $  471,932     $  530,923
$  1,000,000      $236,974    $315,966    $394,957     $473,949    $  552,940     $  631,932     $  710,923
$  1,250,000      $296,974    $395,966    $494,957     $593,949    $  692,940     $  791,932     $  890,923
$  1,500,000      $356,974    $475,966    $594,957     $713,949    $  832,940     $  951,932     $1,070,923
$  1,750,000      $416,974    $555,966    $694,957     $833,949    $  972,940     $1,111,932     $1,250,923
$  2,000,000      $476,974    $635,966    $794,957     $953,949    $1,112,940     $1,271,932     $1,430,923

   The compensation for the purpose of determining the pension benefits consists of Annual Compensation, Restricted
Stock Awards, and LTIP Payouts. The years of credited service for individuals listed in the Summary Compensation Table are: 7 years for Mr. Johnson; 32 years for Mr. Hodapp; 30 years for Mr. Ray; 43 years for Mr. Kerber; and 35 years for
Mr. Cole.

                          COMPARATIVE STOCK PERFORMANCE

   The following graph compares the cumulative total shareholder return on the Company's Common Stock during the five fiscal years preceding October 31, 1998, with the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Group Index (assuming the investment of $100 in each vehicle on October 30, 1993, and the reinvestment of all dividends during such period).


                 Comparison of Five Year Cumulative Total Return
   Among Hormel Foods Corporation, S & P 500 Index, and S & P Food Group Index


* $100 invested on 10/31/93 in stock or index including reinvestment of dividends.
Fiscal year ending October 31.

               OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Persons serving as members of the Compensation Committee during fiscal year 1998 were William S. Davila, E. Peter Gillette, Jr. and Joseph T. Mallof. None of such persons was an officer or employee of the Company or any of its subsidiaries during fiscal 1998, was formerly an officer of the Company or any of its subsidiaries or had any other relationship with the Company or any of its subsidiaries requiring disclosure under the applicable rules of the SEC. RELATED PARTY TRANSACTIONS

   During fiscal year 1998 the Company purchased 13,345 hogs in ordinary course of business (approximately 2/10 of one percent of the Company's total hog purchases) from Block Farms, a partnership owned by Mr. John R. Block and his son, at the same prices paid by the Company to its other spot market hog suppliers. During fiscal year 1998, employees of the company provided administrative services to the Hormel Foundation, which beneficially owns more than five percent of the Company's common stock, for which the Hormel Foundation paid the Company $102,864.17, reimbursing the company for its fully allocated cost for the employee time expended.


                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers, and any persons holding more than 10 percent of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by those dates during 1998.

   In making these disclosures, the Company has relied on the representations of its directors and officers and copies of the reports that they have filed with the Commission.

   Based on those representations and reports, the Secretary of the Company inadvertently made two late Form 4 filings on behalf of Company executive officers. One covered five gifts of shares of the Company's Common Stock made on the same day by Mr. Dickson which were timely reported by Mr. Dickson to the Secretary consistent with Company policy. The other covered intra-plan transfers of funds out of Company stock funds in two Company employee benefit plans occurring on the same day for the account of Mr. James Jorgenson, Company Vice President, for which the Secretary had assumed reporting responsibility.


                       APPROVAL OF APPOINTMENT OF AUDITORS

   Subject to ratification by the stockholders, the Board of Directors has appointed Ernst & Young, independent public accountants, to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year which will end October 30, 1999. Ernst & Young are the present public auditors and have served as public auditors for the Company since 1931. Representatives of the firm are expected to be present at the meeting and will be afforded an opportunity to make a statement, if they desire to do so and be available to respond to appropriate questions. Management is not aware of any direct or indirect financial interest or any other connections Ernst & Young may have with the Company or its subsidiaries except the usual professional status of an independent auditor.

   Audit services rendered by Ernst & Young for the fiscal year ended October 31, 1998, included the examination of the financial statements of the Company and its subsidiaries, review of certain documents filed by the Company with the Securities and Exchange Commission, and examination of the financial statements of various employee benefit plans.

   The affirmative vote of the majority of the shares of Common Stock represented at the meeting shall constitute ratification. The Board of Directors recommends a vote FOR the proposal to approve the appointment of Ernst & Young.

                                  OTHER MATTERS

   The management of your Company does not know of any matters to be presented at the meeting other than those mentioned above. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                                              By order of the Board of Directors

                                                                     T. J. LEAKE
                                                                       Secretary
December 30, 1998

PROXY CARDS
NUMBER 1


HORMEL FOODS CORPORATION
1 Hormel Place
Austin, MN 55912



PROXY

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Joel W. Johnson, Don J. Hodapp, Gary J. Ray or a majority thereof present, or if only one be present, then that one, with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held of record by the undersigned on December 7, 1998, at the Annual Meeting of Stockholders to be held on January 26, 1999, or any adjournment thereof.

1. ELECTION OF DIRECTORS FOR all nominees listed below WITHHOLD AUTHORITY (except as marked to the contrary below) (to vote for all nominees) John W.
Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Stanley E. Kerber, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION. FOR AGAINST ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YES NO

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2, and authorization will be deemed granted on point 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   Dated January________, 1999
   ----------------------------------------------------
   Signature
   ----------------------------------------------------
   Signature if held jointly

PROXY CARDS
NUMBER 2

HORMEL FOODS CORPORATION
1 Hormel Place
Austin, MN 55912

PROXY

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Joel W. Johnson, Don J. Hodapp, Gary J. Ray or a majority thereof present, or if only one be present, then that one, with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held of record by the undersigned on December 7, 1998, at the Annual Meeting of Stockholders to be held on January 26, 1999, or any adjournment thereof. This proxy also functions as a voting direction to the trustee of the employee plan(s) in which Hormel stock was held for your account on December 7, 1998. Please refer to the explanation on the opposite side of this card.

1. ELECTION OF DIRECTORS FOR all nominees listed below WITHHOLD AUTHORITY (except as marked to the contrary below) (to vote for all nominees) John W.
Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Stanley E. Kerber, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION. FOR AGAINST ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YES NO

SHARES COVERED BY THIS PROXY CARD ARE LISTED OPPOSITE THE CODES WHICH ARE EXPLAINED BELOW.
   If you are a shareholder of record, your signature on this proxy card will appoint a proxy for the shares listed opposite code COMM and direct the proxy as to how to vote.
         COMM - Shares held in your record account for which you are designating and directing a proxy.

   If you participate in any employee plans, your signature will serve as a voting direction to the trustee of the ESPP, JEPST, 401K-A or 401K-B for any shares listed opposite those codes, instead of appointing Messrs.
Johnson, Hodapp and Ray as your proxy for those shares.
         ESPP - Shares held in your account in the Employee Stock Purchase Plan. By signing this proxy, the undersigned appoints Piper Jaffray Inc. with full power of substitution, and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         JEPST - Shares held in your account in the Hormel Foods Corporation Joint Earnings Profit Sharing Trust. By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         401K-A Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan A (401K). By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         401K-B Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan B (401K). By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2, and authorization will be deemed granted on point 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   Dated January________, 1999
   ----------------------------------------------------
   Signature
   ----------------------------------------------------
   Signature if held jointly

PROXY CARD
NUMBER 3

HORMEL FOODS CORPORATION
1 Hormel Place
Austin, MN 55912

VOTING DIRECTION

This voting direction is solicited on behalf of the trustee of the plan or plans in which Hormel stock is held for your account as explained on the opposite side of this card. The undersigned hereby appoints such trustee(s), with full power of substitution, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Hormel Foods Corporation held for the account of the undersigned on December 7, 1998, at the Annual Meeting of Stockholders to be held on Janurary 26, 1999, or any adjournment thereof.

1. ELECTION OF DIRECTORS FOR all nominees listed below WITHHOLD AUTHORITY (except as marked to the contrary below) (to vote for all nominees) John W.
Allen, John R. Block, Eric A. Brown, William S. Davila, David N. Dickson, E. Peter Gillette, Jr., Luella G. Goldberg, Don J. Hodapp, Joel W. Johnson, Geraldine M. Joseph, Stanley E. Kerber, Joseph T. Mallof, Gary J. Ray, Robert R. Waller, M.D. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS OF THE CORPORATION. FOR AGAINST ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YES NO




SHARES COVERED BY THIS VOTING DIRECTION ARE LISTED OPPOSITE THE CODES WHICH ARE EXPLAINED BELOW.
   Your signature will serve as a voting direction to the trustee of the ESPP, JEPST, 401K-A or 401K-B for any shares listed opposite those codes.
         ESPP - Shares held in your account in the Employee Stock Purchase Plan. By signing this proxy, the undersigned appoints Piper Jaffray Inc. with full power of substitution, and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         JEPST - Shares held in your account in the Hormel Foods Corporation Joint Earnings Profit Sharing Trust. By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         401K-A Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan A (401K). By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.

         401K-B Shares held in your account in the Hormel Foods Corporation Tax Deferred Investment Plan B (401K). By signing this proxy, the undersigned appoints Investors Bank Trust with full power of substitution and hereby directs them to represent and to vote those shares, in person or by proxy, as designated below.




This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   Dated January________, 1999
   ----------------------------------------------------
   Signature
   ----------------------------------------------------
   Signature if held jointly

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant

Check the appropriate box:
         Definitive proxy statement


                  HORMEL FOODS CORPORATION
                  (Name of Registrant as Specified in its Charter)

                  L. D. GORDEN - DIRECTOR OF TAXES
                  (Name of Person Filing Proxy Statement)

         (1) Title of each class of securities to which transaction applies:

                  Not Applicable

         (2) Aggregate number of securities to which transaction applies:

                  Not Applicable

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  Not Applicable

         (4) Proposed maximum aggregate value of transaction:

                  Not Applicable